EXHIBIT 31.1

CERTIFICATION PURSUANT TO
 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Feldman, certify that:

1.   I have reviewed this annual report on Form 10-K of Law Enforcement Associates Corporation for the year ended December 31, 2008.

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of  the registrant as of, and for, the periods presented in this report;

4.   I am  responsible  for  establishing and maintaining disclosure controls and procedures (as defined  in Exchange Act Rules  13a-15(e) and 15d-15(e))  and internal  control over financial  reporting  (as  defined  in  Exchange  Act Rules  13a-15(f)  and 15d-15(f)) for the registrant and have:

     a.   Designed  such  disclosure  controls  and  procedures,  or caused such   disclosure   controls  and   procedures  to  be  designed   under  our supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     b.   Designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under our  supervision,   to  provide  reasonable  assurance  regarding  the reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c.   Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures; and

     d.   Disclosed  in the  report  any  change  in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual  report)  that has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting;

5.   I have disclosed any sufficient deficiencies,  based on our most recent  evaluation of internal control over  financial  reporting,  to the  registrant's  auditors  and the  audit committee of  registrant's  board of directors (or persons  performing  the equivalent functions):

     a.   All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

     b.   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

/s/ Paul Feldman

Paul Feldman
President, Chief Executive Officer
March 23, 2009